SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    December 13, 2011

SAVWATT USA, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-52402	27-2478133
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1100 Wicomico Street, Suite 700, Baltimore, Maryland 21224
 (Address of Principal Executive Offices) (Zip Code)

6801 Eastern Avenue, Suite 203, Baltimore, Maryland 21224
(Former Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code:  (866) 641-3507

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2., below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.133-4(c))

ITEM 3.02.  UNREGISTERED SALES OF EQUITY SECURITIES.

Since December 19, 2011, the Company has issued the following securities without registration under the Securities Act of 1933:

Common Stock Issued:

Date of Issuance	Shares	Consideration	Reason for Issuance

December 19, 2011	27,027,027	$10,000	Debt Conversion	(1)
December 20, 2011	103,000,000	$10,300	Debt Conversion	(2)
December 22, 2011	42,857,143	$15,000	Debt Conversion	(1)
December 27, 2011	150,000,000	$50,000	Debt Conversion
December 28, 2011	(10,256,410)	$20,000	Cancellation of previously issued stock	(3)
December 29, 2011	50,000,000	$14,000	Debt Conversion	(1)
January 3, 2012	83,000,000	$8,300	Debt Conversion	(2)
________________
(1)	Represents same entity.
(2)	Represents same entity.
(3)	Represents cancellation of shares issued in an aborted debt conversion transaction.

No broker or underwriter was involved in any of the above transactions. Management believes the above shares of Common Stock were issued pursuant to the exemption from registration under Section 4(2) of the Securities Act of 1933, as amended.

Issuance of Registered Shares

In addition to the above issuances of unregistered equity securities, the Company has issued the following shares pursuant to a form S-8 Registration Statement filed with the Commission on December 13, 2011:

Date of Issuance	Shares	Consideration	Reason for Issuance

December 13, 2011	25,000,000	$17,500	Consulting Fees
December 13, 2011	50,000,000	$35,000	Consulting Fees
December 13, 2011	25,000,000	$17,500	Consulting Fees
December 27, 2011	50,000,000	$25,000	Consulting Fees

"As of January 6, 2012, there are 3,192,078,480 outstanding shares of the Registrant's Common Stock, $0.0001 par value."

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAVWATT USA, INC.

DATED: January 6, 2012	By:	/s/ Isaac H Sutton
Isaac H. Sutton
Chief Executive Officer

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